SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or
          (ss.) 240.14a-12

                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

Notes:

                                BEXIL CORPORATION

                ------------------------------------------------

                    Notice of Annual Meeting of Stockholders

                ------------------------------------------------



To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Bexil Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Wednesday, October 2, 2002 at 8:30 a.m., for the following purposes:

1. To elect to the Board of Directors the Nominee, Bassett S. Winmill, as Class V Director, to serve for a five year term and until his successor is duly elected and qualified.

     Stockholders of record at the close of business on August 5, 2002 are entitled to receive notice of and to vote at the meeting.


                                        By Order of the Board of Directors


                                        /s/ Monica Pelaez
                                        Monica Pelaez
                                        Secretary


New York, New York
August 26, 2002












    Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Company to incur additional expenses to solicit votes for the meeting.

                                BEXIL CORPORATION

                ------------------------------------------------

                                 PROXY STATEMENT

                ------------------------------------------------


                         Annual Meeting of Stockholders
                           to be held October 2, 2002

     This Proxy Statement, dated August 26, 2002, is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 11 Hanover Square, New York, New York on Wednesday, October 2, 2002 at 8:30 a.m., and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on August 5, 2002 are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Company, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 851,406.000 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class. It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 28, 2002. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-278-4353.

PROPOSAL 1: Election of Directors

     The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Company elect one Class V Director to serve for a five year term and until his successor is duly elected and qualified. The nominee Bassett S. Winmill currently serves as a Director of the Company. Robert D. Anderson and David R. Stack, who currently serve as Directors of the Company, intend to resign effective October 2, 2002 if Bassett S. Winmill is re-elected as proposed and the size of the Board of Directors will be reduced accordingly from seven to five members. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class V Director of the Company.



                                                             Number of
                                                           Portfolios in
                                                            Investment          Other
Name, Principal Occupation,                                Company Complex    Directorships
Business Experience for Past                    Director    Overseen by         held by
Five Years, Address, and Age                     Since       Director          Director
---------------------------------------------------------------------------------------------
Interested Nominee:
CLASS V:
BASSETT S. WINMILL*, ** - He is Chairman         1997           4              Winmill &
of the Board of the Company,  as well as                                          Co.
certain investment  companies advised by                                      Incorporated
CEF Advisers,  Inc. ("CEF"),  the former
investment  manager,  and its affiliates
(such investment companies collectively,
the "Investment Company Complex") and of
Winmill  &  Co.  Incorporated   ("WCI"),
CEF's parent.  He is a member of the New
York Society of Security  Analysts,  the
Association  for  Investment  Management
and  Research,   and  the  International
Society of  Financial  Analysts.  He was
born on February 10, 1930.

* Mr. Winmill is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act") based on his indirect beneficial ownership of more than 5% of the Company's shares of common stock. ** Mr. Winmill is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Company.

     If Bassett S. Winmill is re-elected as proposed, directors Robert D. Anderson and David R. Stack currently intend to resign effective October 2, 2002 and the size of the Board will be reduced accordingly from seven to five members.

Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the 1940 Act is indicated by an asterisk.



                                                              Number of Portfolios        Other
Name, Principal Occupation,                                       in Investment        Directorships
Business Experience for Past                     Director        Company Complex          held by
Five Years, Address, and Age                      Since       Overseen by Director       Director
------------------------------------------------------------------------------------------------------
Non-interested Director:
Class I:
FREDERICK A. PARKER, JR. - He is retired          1996                 2                      0
President and Chief Executive Officer of
America   Pure  Water   Corporation,   a
manufacturer    of    water    purifying
equipment.  His address is 219 East 69th
Street, New York, New York 10021. He was
born on November 14, 1926.

Class II:
DOUGLAS WU - He is  Principal of Maxwell          1997                 2                      0
Partners and Chief Financial  Officer of
NOOR  Group  Limited.  From July 1998 to
December  1998,  he was a  Principal  of
Libra Advisor LLC. From 1996 to 1998, he
was  Managing   Director-Private  Equity
Investment,   of   Rothschild   Emerging
Markets LLC / Croesus Capital Management
Corporation.  His  address  is 737  Park
Avenue, New York, New York 10021. He was
born on July 31, 1960.

Class III:
RUSSELL E.  BURKE III - He is  President          2001                 2                      0
of Russell E. Burke II,  Inc.  Fine Art,
New York,  New York.  His address is 900
Park Avenue,  New York,  New York 10021.
He was born on August 23, 1946.

Interested Director:
Class IV:
THOMAS B. WINMILL*,** - He is President,          1997                 7                   Winmill &
Chief  Executive  Officer,  and  General                                                     Co.
Counsel of the  Company,  as well as the                                                 Incorporated
other   investment   companies   in  the
Investment  Company Complex,  and of WCI
and certain of its  affiliates.  He is a
member of the New York State Bar and the
SEC Rules  Committee  of the  Investment
Company  Institute.  He was born on June
25, 1959.

* Mr. Winmill is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act") based on his position as an officer of the Company. ** Mr. Winmill is a son of Bassett S. Winmill, the Chairman of the Board of the Company.

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominee listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Company has an audit committee comprised of Russell E. Burke III, Frederick A. Parker, Jr. David R. Stack and Douglas Wu, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Company has no standing nominating or compensation committee or any committee performing similar functions.

     Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

Name and Age                    Principal Occupation During Past 5 years
------------                    ----------------------------------------
William G. Vohrer               Chief Accounting Officer, Chief Financial
Born on August 17, 1950         Officer, Treasurer and Vice President since
                                2001. He is also Chief Accounting Officer, Chief
                                Financial Officer, Treasurer and Vice President of the other investment companies in the Investment Company Complex and WCI and certain of its affiliates. From 1999 to 2001, he consulted on accounting matters. From 1994 to 1999, he was Chief Financial Officer and
                                Financial Operations Principal for Nafinsa
                                Securities, Inc., a Mexican securities
                                broker/dealer.

Marion E. Morris                Senior Vice President since 2000. She is also
Born on June 17, 1945           Senior Vice President of the other investment
                                companies in the Investment Company Complex and WCI and certain of its affiliates. She is Director of Fixed Income and a member of the Investment Policy Committee of CEF. From 1997 to
                                2000, she acted as general manager of Michael
                                Trapp, a landscape designer. Previously, she served as Vice President of Salomon Brothers,
                                The First Boston Corporation and Cantor
                                Fitzgerald.

Monica Pelaez                   Vice President, Secretary and Chief Compliance
Born on November 5, 1971        Officer since 2000. She is also Vice President,
                                Secretary and Chief Compliance Officer of the other investment companies in the Investment
                                Company Complex and WCI and certain of its affiliates. Previously, she was Special
                                Assistant Corporation Counsel to New York City
                                Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise &
                                Plimpton in 1997. She earned her Juris Doctor from St. John's University School of Law in
                                1997. She is a member of the New York State Bar.

     The following table sets forth information regarding the direct beneficial ownership of the Company's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group. There have been no purchases or sales in excess of $50,000 of securities of CEF or WCI since the beginning of the most recently completed fiscal year by any director or executive officer, or nominee for election as a director of the Company.


Name of Director, Nominee or Officer            Number of Shares        Percent of Outstanding Shares
-------------------------------------------------------------------------------------------------------
Interested Nominee:
Bassett S. Winmill                                  5,403.00                         **

Non-interested Directors:
Russell E. Burke III                                   0                             **
Frederick A. Parker, Jr.                             381.00                          **
David R. Stack                                         0                             **
Douglas Wu                                             0                             **

Interested Directors:
Robert D. Anderson                                   200.00                          **
Thomas B. Winmill                                    30.15                           **

Officers:
Marion E. Morris                                       0                             **
Monica Pelaez                                          0                             **
William G. Vohrer                                      0                             **
$1-$10,000

Total shares held by directors and officers         6,014.15                         **
as a group                                          --------

** Less than 1% of the outstanding shares

     To the knowledge of the management of the Company the following stockholders beneficially owned 5% or more of the outstanding shares of the Company according to their Schedule 13D filed on July 10, 2002:

                                                          Approximate Percentage
                                                          of the Company's Total
Name and Address                   Common Stock           Outstanding Shares
------------------------------     -----------------      ------------------
Investor Service Center, Inc.      204,812.00 shares                  24.06%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*        204,812.00 shares                  24.06%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**               210,215.00 shares                  24.69%
11 Hanover Square
New York, New York 10005

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

**Bassett S. Winmill has indirect beneficial ownership of 204,812.00 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Company and on an aggregate basis the Investment Company Complex as of the Record Date:


                                                               Aggregate Dollar Range of Equity
                                                           Securities in All Registered Investment
                                  Dollar Range of Equity     Companies Overseen by Director in
Name of Director or Nominee     Securities in the Company       Investment Company Complex
----------------------------------------------------------------------------------------------------
Interested Nominee:
Bassett S. Winmill                    over $100,000                    over $100,000

Non-interested Directors:
Russell E. Burke III                       None                         $1-$10,000
Frederick A. Parker, Jr.                $1-$10,000                      $1-$10,000
David R. Stack                             None                         $1-$10,000
Douglas Wu                                 None                            None

Interested Directors:
Robert D. Anderson                      $1-$10,000                    $10,001-$50,000
Thomas B. Winmill                       $1-$10,000                     over $100,000


     The Company had four Board meetings, one audit committee meeting, one special meeting and no executive committee meetings during the Company's most recently completed full fiscal year ended December 31, 2001. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The aggregate amount of compensation paid to each Director and nominee by the Company and by the other investment companies in the Investment Company Complex for which such Director or nominee is a board member (the number of which is set forth in parenthesis next to the Director or nominee's name) for the year ended December 31, 2001, is as follows:



Name of Director or Nominee
(Current Total Number of Investment     Aggregate Compensation      Total Compensation from the Company
Companies)*                                from the Company           and Investment Company Complex
------------------------------------------------------------------------------------------------------------------------
Interested Nominee:
Bassett S. Winmill (4)                            $0                                $0


                                      - 4 -






Non-interested Directors:
Russell E. Burke III (2)                        $1,875                            $15,125
Frederick A. Parker, Jr. (2)                   $13,000                            $14,875
David R. Stack (3)                              $1,875                            $15,125
Douglas Wu (2)                                 $13,000                            $14,875

Interested Directors:
Robert D. Anderson (4)                            $0                                $0
Thomas B. Winmill (7)                          $50,000                            $50,000

*During the fiscal year 2001 there were nine investment companies managed by CEF and its affiliates during all or a portion of the year ended December 31, 2001. There are currently seven investment companies managed by the Investment Manager and its affiliates.

     CEF, the Company's former investment manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of Winmill & Co. Incorporated, a publicly-owned company whose securities are listed on the Nasdaq Stock Market. During the fiscal year ended December 31, 2001, the Company paid to CEF investment management fees of $39,571. Bassett S. Winmill, a Director of the Company, may be deemed a controlling person of Winmill & Co. on the basis of 100% ownership of Winmill & Co.'s voting stock and, therefore, a controlling person of CEF.

     On November 28, 2000, shareholders approved a proposal to change the nature of the Company's business so as to cease to be an investment company. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001. Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year, which may be changed from time to time at the discretion of the Board of Directors. The Company has no bonus, pension, profit- sharing or retirement plan. On April 8, 2002, the Company filed an application for deregistration with the Securities and Exchange Commission. The Company's deregistration application currently is pending before the Commission.

Audit Committee Report

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of the Company's independent public accountants and monitor the overall performance of the Company accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the Company accounting agent and the Board of Directors. The Audit Committee met one time in fiscal 2001.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: Russell E. Burke III, Frederick A. Parker, Jr., David R. Stack, and Douglas Wu. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

     Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Company for the fiscal period commencing January 1, 2002. Tait, Weller also acts as independent accountants of WCI and the other investment companies in the Investment Company Complex. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     Audit services provided by Tait, Weller during the most recent fiscal year included the audit of the financial statements of the Company. During the fiscal year ended December 31, 2001, the fees for services rendered to the Company by Tait, Weller were:


             Financial Information Systems Design and
Audit Fees             Implementation Fees*               All Other Fees*
--------------------------------------------------------------------------------
  $12,500                       $0                            $77,800

* This amount includes fees for services rendered by Tait, Weller to the Company, CEF, and WCI and its affiliates. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.


                             ADDITIONAL INFORMATION

     A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposal(s) presented at the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's's transfer agent at 1-800-278-4353. Any stockholder security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of by August 6, 2002 pursuant to Rule 14a-4(c)(1) of the 1934 Act. The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is April 30, 2003, pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 is considered untimely is June 29, 2003, as established by the Company's By-Laws, as amended December 13, 2000. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company in the manner set forth in the Company's By-laws. As of the date hereof, the Company's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) calendar days and not more than ninety (90) calendar days prior to the anniversary date of the mailing date of the notice of the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of that provision, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15 (d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules or regulations thereunder) of the 1940 Act.

     As set forth in the Company's Charter, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review, the Company believes that during the calendar year 2001 one late filing was made with respect to a Form 5 filed on behalf of Investor Service Center, Inc.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-278-4353 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope

                         PROXY/VOTING INSTRUCTION CARD

                               BEXIL CORPORATION

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on October 2, 2002 and at any postponement or adjournment thereof.

The stockholder(s) of Bexil Corporation (the "Company") signing on the reverse of this card hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the signer, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover Square, New York, New York on Wednesday, October 2, 2002 at 8:30 a.m., and at any postponement or adjournment thereof (the "Meeting") to cast on behalf of the signer all votes that the signer is entitled to cast at the Meeting and otherwise to represent the signer at the Meeting with all of the powers the signer possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The signer hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

                     Please mark, date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               BEXIL CORPORATION

                                October 2, 2002











                 Please Detach and Mail in the Envelope Provided
________________________________________________________________________________
|   | Please mark your votes
| X | as in this example:
|   |

1. To elect to the Board of Directors the Nominee, Bassett S. Winmill, as Class V Director, to serve for a five year term and until his successor is duly elected and qualified.

                 WITHHOLD
   FOR           AUTHORITY
the nominee   for the nominee

  |   |            |   |             Nominee:
  |   |            |   |                  (01) Bassett S. Winmill
  |   |            |   |

Signature(s) should be exactly as name or names appearing in the address on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

Please sign, date and return this proxy/voting instruction card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the recommendations of the Company's Board of Directors.

Please be sure to sign and date this Proxy.

                             Your vote is important!


_______________________   _______________________________  Date___________, 2002
     Signature                   Co-Owner Signature


NOTE: Please sign and date the proxy/voting instruction card above and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. Please fold and detach card at perforation before mailing.